Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John P. Love, President and Chief Executive Officer of USCF Mutual Funds Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.       The Form N-CSR of the Registrant for the annual period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 4, 2018	/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stuart P. Crumbaugh, Chief Financial Officer and Treasurer of USCF Mutual Funds Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the annual period ended June 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	September 4, 2018	/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh, Chief Financial Officer and Treasurer
(Principal Financial Officer)